MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated December 28, 2000 to the
                        Prospectus dated March 22, 2000

         The section captioned "About the Portfolio Manager" appearing on page 8 is amended as follows:

         The biography of Kara W. Y. Tan Bhala is hereby removed, and is replaced by the following biographies of Louis Mendes and A. Grace Pineda, who are primarily responsible for the day-to-day management of the Fund's portfolio:

         Louis J. Mendes, III, is a Director and Co-Portfolio Manager of the Fund. Mr. Mendes has been the Fund's Co-Portfolio Manager since December 2000, a Director of Merrill Lynch Investment Managers, L.P. since 1998 and was part of the Fund's investment management team from 1993 to 2000.

         A. Grace Pineda is a Managing Director and a Senior Portfolio Manager for the Fund. Ms. Pineda has been a First Vice President of Merrill Lynch Investment Managers, L.P. since 1997 and was a Vice President from 1989 to 1997.